Exhibit 99.1

Equity One, Inc.

Supplemental Information Package

March 31, 2011

Equity One, Inc.

1600 N.E. Miami Gardens Drive

North Miami Beach, Florida 33179

Tel: (305) 947-1664 Fax: (305) 947-1734

www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION

March 31, 2011

(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Consolidated Debt Maturity Schedule	9

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedules—All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-37
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	38

Joint Venture Supplemental Data	39-43

EQUITY ONE, INC

ANALYST COVERAGE

As of March 31, 2011

Barclays Capital	Ross Smotrich	(212) 526-2306

	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383

	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	Vin Chao	(212) 250-6799

Green Street Advisors	Laura Clark	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689

	Joseph Dazio	(212) 622-6416

Keefe, Bruyette & Woods	Benjamin Yang	(415) 591-1631

Macquarie Capital (USA) Inc.	Ki Bin Kim	(212) 231-6386

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253

	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646

	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

UBS	Ross Nussbaum	(212) 713-2484

Wells Fargo	Jeffrey Donnelly	(617) 603-4262

EQUITY ONE, INC.

DISCLOSURES

As of March 31, 2011

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Californiga, Florida, Georgia, Massachusetts, New York, and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural, man-made, and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2010 and Form 10-Q for the period ended March 31, 2011, should be read in conjunction with this Supplemental Information Package.The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, bargain purchase gain and impairment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.

SUMMARY FINANCIAL RESULTS AND RATIOS

For the three months ended March 31, 2011 and 2010 (unaudited)

(in thousands, except per share data)

	For the three months ended
	Mar 31, 2011	Mar 31, 2010
Summary Financial Results
Total revenues*	$86,789	$70,135
EBITDA (see page 14)	51,361	43,381
Property net operating income	61,480	49,956
General & administrative expenses (G&A)* - Adjusted (1)	9,023	7,797

Net income attributable to Equity One	$34,994	$5,432
Net income per diluted share	0.32	0.06

Funds from operations (FFO)	$61,040	$20,787
FFO per diluted share	0.52	0.24

Total dividends paid per share	$0.22	$0.22
Weighted average diluted shares	117,258	88,166
Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-33)	90.3%	90.3%
Same-property shopping center portfolio occupancy at end of period	90.1%	90.3%
Same-property NOI growth - cash basis (see page 13)	0.3%	-3.6%
NOI margin (see page 13)	71.2%	71.6%
Expense recovery ratio*	74.2%	75.0%
New, renewal and option rent spread - cash basis (see page 18)	-4.3%	-3.7%
Adjusted G&A expense to total revenues (1)	10.4%	11.1%
Net debt to total market capitalization (see page 7)	39.9%	38.8%
Net debt to Adjusted EBITDA (see page 14)	7.2	6.7
Adjusted EBITDA to interest expense* (see page 14)	2.4	2.2
Adjusted EBITDA to fixed charges* (see page 14)	2.0	1.8

Notes

*	The indicated line item includes amounts reported in discontinued operations.
(1)

G&A expense for the three months ended March 31, 2011 deducts $2.3 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.5 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended March 31, 2010 deducts $2.1 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A.

EQUITY ONE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of March 31, 2011 (unaudited) and December 31, 2010 and 2009

(in thousands)

	Mar 31, 2011	Dec 31, 2010	Dec 31, 2009
Assets
Properties:
Income producing	$3,141,847	$2,643,871	$2,433,431
Less: accumulated depreciation	(304,102)	(288,613)	(240,172)

Income producing properties, net	2,837,745	2,355,258	2,193,259
Construction in progress and land held for development	76,897	74,870	68,866
Properties held for sale	36,354	—	—

Properties, net	2,950,996	2,430,128	2,262,125
Cash and cash equivalents	11,214	38,333	47,970
Accounts and other receivables, net	10,019	15,181	9,806
Investments in and advances to unconsolidated joint ventures	108,129	59,736	11,524
Securities	—	—	820
Goodwill	10,790	10,790	11,477
Other assets	189,856	127,696	108,598

Total Assets	$3,281,004	$2,681,864	$2,452,320

Liabilities and stockholders’ equity
Liabilities:
Mortgage notes payable	$682,217	$533,660	$551,647
Unsecured revolving credit facilities	113,500	—	—
Unsecured senior notes payable	691,136	691,136	691,136

Total debt	1,486,853	1,224,796	1,242,783
Unamortized discount on notes payable, net	(16,810)	(21,923)	(25,892)

Total notes payable	1,470,043	1,202,873	1,216,891
Accounts payable and other liabilities	178,561	138,763	96,668
Deferred tax liabilities, net	45,949	46,523	50,059

Total liabilities	1,694,553	1,388,159	1,363,618
Redeemable noncontrolling interests	3,855	3,864	989

Total stockholders’ equity of Equity One, Inc.	1,372,544	1,285,907	1,064,535

Noncontrolling interests	210,052	3,934	23,178

Total Liabilities and Stockholders’ Equity	$3,281,004	$2,681,864	$2,452,320

EQUITY ONE, INC.

MARKET CAPITALIZATION

As of March 31, 2011 and December 31, 2010 and 2009 (unaudited)

(in thousands, except per share data)

	Mar 31, 2011	Dec 31, 2010	Dec 31, 2009
Closing market price of common stock	$18.77	$18.18	$16.17
Common stock shares
Basic common shares	106,462.764	102,326.818	86,131.037
Diluted common shares
Unvested restricted common shares	153.148	149.980	47.993
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	159.654	124.506	79.656
Long term incentive plan performance awards	—	356.52	—
Shares for DIM Vastgoed contingent consideration	—	—	516.019
Convertible Class A shares held by LIH	10.000	—	—
Convertible CapCo Partnership Units	11,357.837	—	—

Diluted common shares	118,237.059	103,051.476	86,868.361

Equity market capitalization	$2,219,310	$1,873,476	$1,404,661

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,486,853	$1,224,796	$1,242,783
Cash and equivalents	(11,214)	(38,333)	(47,970)

Net debt	1,475,639	1,186,463	1,194,813
Equity market capitalization	2,219,310	1,873,476	1,404,661

Total market capitalization	$3,694,949	$3,059,939	$2,599,474

Net debt to total market capitalization at current market price	39.9%	38.8%	46.0%
Net debt to total market capitalization at constant share price of $18.18	40.7%	41.6%	43.1%

Gross real estate and securities investments	$3,255,098	$2,718,741	$2,503,117
Net debt to gross real estate and securities investments	45.3%	43.6%	47.7%

EQUITY ONE, INC.

DEBT SUMMARY

As of March 31, 2011 and December 31, 2010 and 2009 (unaudited)

(in thousands)

	Mar 31, 2011	Dec 31, 2010	Dec 31, 2009
Fixed rate debt	$1,373,353	$1,224,796	$1,242,783
Fixed rate debt - swapped to variable rate	—	—	—
Variable rate debt - unhedged	113,500	—	—

Total debt*	$1,486,853	$1,224,796	$1,242,783
% Fixed rate debt	92.4%	100.0%	100.0%
% Fixed rate debt - swapped to variable rate	0.0%	0.0%	0.0%
% Variable rate debt - unhedged	7.6%	0.0%	0.0%

Total	100.0%	100.0%	100.0%
% Variable rate debt - total	7.6%	0.0%	0.0%

Secured mortgage debt	$682,217	$533,660	$551,647
Unsecured debt	804,636	691,136	691,136

Total debt*	$1,486,853	$1,224,796	$1,242,783
% Secured mortgage debt	45.9%	43.6%	44.4%
% Unsecured debt	54.1%	56.4%	55.6%

Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$3,694,949	$3,059,939	$2,599,474
% Secured mortgage debt	18.5%	17.4%	21.2%
% Unsecured debt	21.8%	22.6%	26.6%

Total debt : Total market capitalization	40.3%	40.0%	47.8%

Weighted-average interest rate on secured mortgage debt*(1)	6.1%	6.3%	6.6%
Weighted-average interest rate on senior unsecured notes*(1)	6.1%	6.1%	6.1%
Weighted-average interest rate on total debt*(1)	4.8%	6.1%	6.3%
Interest rate on revolving credit facilities	1.7%	N/A	N/A

Weighted-average maturity on mortgage debt*	4.7 years	4.5 years	4.7 years
Weighted-average maturity on senior unsecured notes*	5.0 years	5.2 years	6.2 years
Weighted-average maturity on total debt*(2)	4.8 years	5.2 years	5.5 years

*	Excluding unamortized/unaccreted premium/(discount)
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.
(2)	Weighted average maturity in years excludes $113.5M Revolver expiring on October 17, 2011.

EQUITY ONE, INC.

CONSOLIDATED DEBT MATURITY SCHEDULE

As of March 31, 2011 (unaudited)

(in thousands)

	Secured Debt		Unsecured Debt		Premium/(Discount)		Weighted average
Maturity schedule	Scheduled	Balloon	Revolving	Senior	Scheduled		interest rate		Percent of
by year	amortization	payments	Credit Facilities	Notes	Amortization	Total	at maturity		debt maturing
2011	$12,100	$34,756	$113,500	—	$(1,003)	$159,353	3.0	%(1)	10.8%
2012	16,066	80,917	—	10,000	(2,447)	$104,536	6.9%		7.1%
2013	14,936	69,185	—	—	(4,474)	$79,647	6.2%		5.4%
2014	13,845	36,453	—	250,000	(5,045)	$295,253	6.2%		20.1%
2015	10,796	97,215	—	107,505	(3,908)	$211,608	5.4%		14.4%
2016	8,750	127,228	—	105,230	(897)	$240,311	5.9%		16.4%
2017	6,858	17,242	—	218,401	64	$242,565	6.1%		16.5%
2018	6,810	56,623	—	—	386	$63,819	6.3%		4.3%
2019	5,490	23,593	—	—	257	$29,340	7.0%		2.0%
Thereafter	35,046	8,308	—	—	257	$43,611	7.8%		3.0%

Total	$130,697	$551,520	$113,500	$691,136	$(16,810)	$1,470,043	4.8%		100.0%

(1)	Excluding revolving credit facility, weighted average interest rate is 7.3%.

EQUITY ONE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the three months ended March 31, 2011 and 2010 (unaudited)

(in thousands, except per share amounts)

	Three months ended
	Mar 31, 2011	Mar 31, 2010
REVENUE:
Minimum rent	$65,503	$53,811
Expense recoveries	18,390	14,849
Percentage rent	1,466	1,045
Management and leasing services	466	373

Total revenue	85,825	70,078

COSTS AND EXPENSES:
Property operating	24,537	19,803
Rental property depreciation and amortization	23,094	16,331
General and administrative	11,978	10,087

Total costs and expenses	59,609	46,221

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,216	23,857
OTHER INCOME AND EXPENSE:
Investment income	693	159
Equity in income (loss) in unconsolidated joint ventures	634	(40)
Other income	129	53
Interest expense	(21,286)	(19,908)
Gain on extinguishment of debt	42	—
Gain on bargain purchase	30,561	—
Amortization of deferred financing fees	(543)	(446)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	36,446	3,675
Income tax benefit of taxable REIT subsidiaries	565	1,068

INCOME FROM CONTINUING OPERATIONS	37,011	4,743

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	366	52

INCOME FROM DISCONTINUED OPERATIONS	366	52

NET INCOME	37,377	4,795

Net (income) loss attributable to noncontrolling interests	(2,383)	637

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$34,994	$5,432

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.32	$0.06
Discontinued operations	—	—

NET INCOME	$0.33	$0.06

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.31	$0.06
Discontinued operations	—	—

NET INCOME	$0.32	$0.06

Weighted average shares outstanding
Basic	106,254	87,714

Diluted	117,258	88,166

NOTE:	Basic and Diluted EPS for the three months ended March 31, 2011 do not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three months ended March 31, 2011 (unaudited)

(in thousands)

	Three months ended March 31, 2011
	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$65,503	$928	$66,431
Expense recoveries	18,390	36	18,426
Percentage rent	1,466	—	1,466
Management and leasing services	466	—	466

Total revenue	85,825	964	86,789

COSTS AND EXPENSES:
Property operating	24,537	306	24,843
Rental property depreciation and amortization	23,094	—	23,094
General and administrative	11,978	15	11,993

Total costs and expenses	59,609	321	59,930

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,216	643	26,859
OTHER INCOME AND EXPENSE:
Investment income	693	—	693
Equity in income in unconsolidated joint ventures	634	—	634
Other income	129	2	131
Interest expense	(21,286)	(279)	(21,565)
Gain on bargain purchase	30,561	—	30,561
Gain on extinguishment of debt	42	—	42
Amortization of deferred financing fees	(543)	—	(543)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	36,446	366	36,812
Income tax benefit of taxable REIT subsidiaries	565	—	565

INCOME FROM CONTINUING OPERATIONS	37,011	366	37,377

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	366	(366)	—

INCOME FROM DISCONTINUED OPERATIONS	366	(366)	—

Net income attributable to noncontrolling interests	(2,383)	—	(2,383)

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$34,994	$—	$34,994

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three months ended March 31, 2010 (unaudited)

(in thousands)

	Three months ended March 31, 2010
	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$53,811	$54	$53,865
Expense recoveries	14,849	3	14,852
Percentage rent	1,045	—	1,045
Management and leasing services	373	—	373

Total revenue	70,078	57	70,135

COSTS AND EXPENSES:
Property operating	19,803	3	19,806
Rental property depreciation and amortization	16,331	2	16,333
General and administrative	10,087	—	10,087

Total costs and expenses	46,221	5	46,226

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	23,857	52	23,909
OTHER INCOME AND EXPENSE:
Investment income	159	—	159
Equity in loss in unconsolidated joint ventures	(40)	—	(40)
Other income	53	—	53
Interest expense	(19,908)	—	(19,908)
Amortization of deferred financing fees	(446)	—	(446)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,675	52	3,727
Income tax benefit of taxable REIT subsidiaries	1,068	—	1,068

INCOME FROM CONTINUING OPERATIONS	4,743	52	4,795

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	52	(52)	—

INCOME FROM DISCONTINUED OPERATIONS	52	(52)	—

Net loss attributable to noncontrolling interests	637	—	637

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$5,432	$—	$5,432

EQUITY ONE, INC.

NET OPERATING INCOME

For the three months ended March 31, 2011 and 2010 (unaudited)

(in thousands)

	Three months ended		Percent Change
	Mar 31, 2011	Mar 31, 2010
Total net operating income (1)
Total rental revenue	$86,323	$69,762	23.7%
Property operating expenses	24,843	19,806	25.4%

Net operating income	$61,480	$49,956	23.1%

NOI margin (NOI / Total rental revenue)	71.2%	71.6%

Same-property NOI (2)
Total rental revenue	$60,273	$59,919	0.6%
Property operating expenses (3)	18,567	18,358	1.1%

Net operating income	$41,706	$41,561	0.3%

Growth in same property NOI	0.3%
Number of properties included in analysis (4)	163

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.
(4)

The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, joint venture properties, and any properties purchased or sold during the periods being compared.

EQUITY ONE, INC.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)

For the three months ended March 31, 2011 and 2010 (unaudited)

(in thousands)

	Three months ended
	Mar 31, 2011	Mar 31, 2010
Net income attributable to Equity One, Inc.	$34,994	$5,432
Rental property depreciation and amortization*	23,094	16,333
Other depreciation and amortization	158	204
Interest expense*	21,565	19,908
Amortization of deferred financing fees*	543	446
Gain on extinguishment of debt	(42)	—
Acquisition costs(1)	2,809	2,086
Income tax benefit of taxable REIT subsidiaries	(565)	(1,068)
Gain on bargain purchase	(30,561)	—
Equity in (income) loss in unconsolidated joint ventures	(634)	40

Adjusted EBITDA	$51,361	$43,381

Interest expense*	$21,565	$19,908

Adjusted EBITDA to interest expense*	2.4	2.2
Fixed charges
Interest expense*	$21,565	$19,908
Scheduled principal amortization (2)	3,986	3,690

Total fixed charges	$25,551	$23,598

Adjusted EBITDA to fixed charges*	2.0	1.8
Net debt to Adjusted EBITDA (3)	7.2	6.7
Total market capitalization (see page 7)	$3,694,949	$2,821,571

*	The indicated line item includes amounts reported in discontinued operations.
(1)

Amounts include external costs associated with acquired properties and acquisition related expenses during the period. In 2011, amount includes $0.5 million in severance costs associated with the acquisition of Capital & Counties.

(2)	Excludes balloon payments upon maturity.
(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

For the three months ended March 31, 2011 and 2010 (unaudited)

(in thousands, except per share data)

	Three months ended
	Mar 31, 2011	Mar 31, 2010
Net income attributable to Equity One, Inc.	$34,994	$5,432
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	23,020	15,046
Net adjustment for unvested shares and noncontrolling interest(1)	2,415	—
Pro rata share of real estate depreciation from unconsolidated JV's	611	309

Funds from operations	$61,040	$20,787

Earnings per diluted share attributable to Equity One, Inc.	$0.32	$0.06
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.20	0.17
Net adjustment for unvested shares and noncontrolling interest(1)	(0.01)	0.01
Pro rata share of real estate depreciation from unconsolidated JV’s	0.01	—

Funds from operations per diluted share	$0.52	$0.24

Weighted average diluted shares	117,258	88,166

(1)	Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest; and (b) an adjustment to compensate for the rounding of the individual calculations.

EQUITY ONE, INC.

ADDITIONAL DISCLOSURES

For the three months ended March 31, 2011 and 2010 (unaudited)

(in thousands)

	Three months ended
	Mar 31, 2011	Mar 31, 2010
Certain non-cash items:
Amortization of deferred financing fees	$543	$446
Accretion of below market lease intangibles	(2,043)	(1,888)
Share-based compensation expense	1,635	1,574
Straight line rent	(902)	(539)
Capitalized interest	(498)	(520)
Amortization of discount on notes payable, net	236	724

Certain capital expenditures:
Tenant improvements	$(2,374)	$(2,308)
Leasing commissions and costs	(1,266)	(690)
Redevelopments and expansions	(3,347)	(2,508)
Maintenance capital expenditures	(1,394)	(572)

Total tenant improvements and leasing costs	$(8,381)	$(6,078)

	Mar 31, 2011	Dec 31, 2010
Other assets and liabilities:
Lease intangibles, net	$112,315	$60,603
Lease commissions, net	27,380	23,124
Straight-line rent receivable, net	18,088	17,186
Deposits and mortgage escrow	16,458	17,964
Prepaid and other expenses	8,245	1,413
Deferred financing costs, net	5,705	5,998
Furniture and fixtures, net	1,665	1,408

Total other assets	$189,856	$127,696

Accounts payable and other liabilities:
Above/below market rents, net	$118,872	90,428
Prepaid rent and deferred income	8,576	6,543
Accounts payable and other	51,113	41,792

Total accounts payable and other liabilities	$178,561	$138,763

Liquidity as of 3/31/11:
Cash and Cash Equivalents	$11,214
Available under Lines of Credit	157,124

Total Available Funds	$168,338

EQUITY ONE, INC.

TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS

CONSOLIDATED PROPERTIES

As of March 31, 2011 (unaudited)

Tenant	Number of stores	Credit Rating S&P/Moody’s(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot (2)	Average remaining term of AMR (3)
Top twenty tenants
Publix	64	NA	2,817,628	14.0%	$23,772,690	10.3%	$8.44	7.8
Supervalu	6	B+ /B1	398,625	2.0%	8,995,251	3.9%	22.57	6.0
Kroger	14	BBB /Baa2	795,902	4.0%	6,268,326	2.7%	7.88	6.8
TJ Maxx Companies	11	A / A3	328,575	1.6%	3,293,058	1.4%	10.02	4.2
Bed, Bath & Beyond	8	BBB / NA	267,761	1.3%	3,093,848	1.3%	11.55	5.1
LA Fitness	4	NA	196,235	1.0%	3,087,362	1.3%	15.73	8.7
Winn Dixie	9	NA	398,128	2.0%	2,937,815	1.3%	7.38	3.9
Office Depot	10	B / B2	243,625	1.2%	2,801,046	1.2%	11.50	3.8
CVS Pharmacy	13	BBB+ /Baa2	151,096	0.8%	2,353,312	1.0%	15.57	4.6
Dollar Tree	25	NA	272,041	1.3%	2,218,281	1.0%	8.15	2.9
Kohl’s	3	BBB+ /Baa1	296,710	1.5%	1,933,000	0.9%	6.51	8.1
Ross Stores	7	BBB/NA	208,254	1.0%	1,926,370	0.8%	9.25	4.5
Target	1	A+/A2	160,346	0.8%	1,924,152	0.8%	12.00	7.3
Food Lion	6	NA/Baa3	241,934	1.2%	1,845,646	0.8%	7.63	9.6
Walgreens	6	A / A2	96,562	0.5%	1,824,815	0.8%	18.90	14.1
Blockbuster	17	NA	84,451	0.4%	1,771,914	0.8%	20.98	1.7
Whole Foods	2	BB / Ba3	85,907	0.4%	1,746,911	0.8%	20.33	13.8
Goodwill	15	BB/Ba2	136,327	0.7%	1,724,921	0.7%	12.65	5.3
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.7%	28.56	13.8
Loehmann’s	1	NA	40,397	0.2%	1,504,088	0.7%	37.23	5.1

Sub-total top twenty tenants	223		7,279,519	36.2%	$76,708,290	33.2%	$10.54	5.9

Remaining tenants	2,570		10,892,308	54.1%	154,234,416	66.8%	14.42	3.8

Sub-total all tenants	2,793		18,171,827	90.3%	$230,942,706	100.0%	$12.85	3.9

Vacant	812		1,959,320	9.7%	NA	NA	NA	NA

Total including vacant	3,605		20,131,147	100.0%	$230,942,706	100.0%	NA	3.9

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties and sub-tenants, if any.
(1)	Ratings as of March 31, 2011. Source: CreditRiskMonitor.
(2)	Annual minimum rent per square foot excludes ground lease at Grand Marche.
(3)	In years, excluding tenant renewal options.

EQUITY ONE, INC.

RECENT LEASING ACTIVITY

For the three months ended March 31, 2011 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	52	165,122	159,622	$12.01	$10.65	-11.3%	$6.96
Renewals & Options	101	353,163	353,163	14.97	14.70	-1.8%	0.92

Total New, Renewals & Options	153	518,285	512,785	$14.05	$13.44	-4.3%	$2.80

Note:	Prior rent and new rent are presented on a "cash basis", not on a straight-line basis. Excludes JV properties, non-retail properties, and developments/redevelopments.
(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of March 31, 2011 (unaudited)

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)
M-T-M	167	324,113	1.6%	$5,884,704	2.4%	$18.16
2011	450	1,793,098	8.9%	24,621,916	9.9%	13.73
2012	585	2,576,261	12.8%	34,156,605	13.7%	14.36
2013	493	2,001,831	9.9%	28,875,151	11.6%	14.42
2014	361	1,892,584	9.4%	24,908,156	10.0%	13.16
2015	281	1,821,311	9.0%	23,090,237	9.3%	12.68
2016	156	1,828,593	9.1%	29,792,699	12.0%	16.29
2017	58	797,437	4.0%	11,505,729	4.6%	14.43
2018	46	801,007	4.0%	11,094,360	4.5%	13.85
2019	33	698,595	3.5%	7,060,892	2.8%	10.11
2020	47	678,058	3.4%	9,180,151	3.7%	13.54
Thereafter	116	2,958,939	14.7%	38,466,539	15.5%	13.00

Sub-total / average	2,793	18,171,827	90.3%	$248,637,139	100.0%	$13.83

Vacant	812	1,959,320	9.7%	NA	NA	NA

Total / average	3,605	20,131,147	100.0%	$248,637,139	100.0%	NA

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.
(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of March 31, 2011 (unaudited)

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)
M-T-M	2	20,027	0.1%	$130,135	0.1%	$6.50
2011	31	940,043	7.2%	8,356,525	6.4%	8.89
2012	49	1,433,462	11.0%	11,449,617	8.8%	9.26
2013	31	977,755	7.5%	8,078,968	6.2%	8.26
2014	37	1,127,257	8.6%	8,439,722	6.5%	7.49
2015	43	1,227,674	9.4%	9,583,310	7.3%	7.81
2016	40	1,512,651	11.6%	22,406,593	17.1%	14.81
2017	18	664,896	5.1%	7,855,374	6.0%	11.81
2018	18	700,146	5.4%	7,940,065	6.1%	11.34
2019	14	647,808	5.0%	5,505,867	4.2%	8.50
2020	19	586,091	4.5%	6,814,827	5.2%	11.63
Thereafter	73	2,839,245	21.8%	34,067,448	26.1%	12.00

Sub-total / average	375	12,677,055	97.2%	$130,628,451	100.0%	$10.47

Vacant	18	369,024	2.8%	NA	NA	NA

Total / average	393	13,046,079	100.0%	$130,628,451	100.0%	NA

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.
(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of March 31, 2011 (unaudited)

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot
M-T-M	165	304,086	4.3%	$5,754,569	4.9%	$18.92
2011	419	853,055	12.0%	16,265,391	13.8%	19.07
2012	536	1,142,799	16.1%	22,706,988	19.2%	19.87
2013	462	1,024,076	14.5%	20,796,183	17.6%	20.31
2014	324	765,327	10.8%	16,468,434	14.0%	21.52
2015	238	593,637	8.4%	13,506,927	11.4%	22.75
2016	116	315,942	4.5%	7,386,106	6.3%	23.38
2017	40	132,541	1.9%	3,650,355	3.1%	27.54
2018	28	100,861	1.4%	3,154,295	2.7%	31.27
2019	19	50,787	0.7%	1,555,025	1.3%	30.62
2020	28	91,967	1.3%	2,365,324	2.0%	25.72
Thereafter	43	119,694	1.7%	4,399,091	3.7%	36.75

Sub-total / average	2,418	5,494,772	77.6%	$118,008,688	100.0%	$21.48

Vacant	794	1,590,296	22.4%	NA	NA	NA

Total / average	3,212	7,085,068	100.0%	$118,008,688	100.0%	NA

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION GRAPH

CONSOLIDATED PROPERTIES

As of March 31, 2011 (unaudited)

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.

ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION

As of March 31, 2011 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County	14	1,846,389	23,515,087	10.2%
Dade County	15	1,565,389	22,795,171	9.9%
Palm Beach County	8	889,654	10,026,304	4.3%
Treasure Coast, Florida	8	707,778	7,507,899	3.3%

South Florida	45	5,009,210	63,844,461	27.6%
San Francisco Bay	5	1,464,922	29,482,647	12.8%
Southern California	2	212,756	3,648,690	1.6%

West Coast	7	1,677,678	33,131,337	14.3%
Boston	7	600,879	11,110,433	4.8%
Maryland	1	92,335	1,642,655	0.7%
New York	1	25,350	1,056,000	0.5%
Connecticut	2	397,802	4,637,270	2.0%

Northeast	11	1,116,366	18,446,358	8.0%
Atlanta	24	2,208,970	25,322,740	11.0%
Orlando	11	1,287,612	14,786,610	6.4%
Tampa/St. Petersburg	16	1,532,862	13,574,938	5.9%
Jacksonville/North Florida	10	1,210,706	11,661,531	5.0%
Other	14	1,327,909	10,866,635	4.7%
Charlotte/Raleigh/Durham	5	1,160,568	10,587,814	4.6%
Louisiana	13	1,522,556	10,375,148	4.5%
Central/South Georgia	9	1,050,883	8,072,885	3.5%
West Coast, Florida	5	466,144	5,549,726	2.4%
South Carolina	7	559,683	4,722,523	2.0%

Total	177	20,131,147	230,942,706	100.0%

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
Property	City				Leased	Vacant	Owned sq. ft.	Name	Expiration Date
ALABAMA (3)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$9.94
The Shops at Lake Tuscaloosa	Tuscaloosa	2003 /2005	70,242	88.9%	10	6	44,271	Publix	12/31/23		$12.41
Winchester Plaza	Huntsville	2006	75,700	91.5%	14	5	45,600	Publix	08/31/26		$10.30

TOTAL SHOPPING CENTERS ALABAMA (3)			210,779	92.5%	36	12	127,783				$10.86

ARIZONA (1)
Canyon Trails	Goodyear	2008	198,739	56.1%	15	17				Office Max / Petsmart / Ross / Cost Plus	$14.36

TOTAL SHOPPING CENTERS ARIZONA (1)			198,739	56.1%	15	17	—				$14.36

CALIFORNIA (7)
Serramonte	Daly City	1968	817,899	96.3%	91	11				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$16.89
Willows	Concord	1977	256,086	94.1%	29	4				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$20.93
Plaza Escuela	Walnut Creek	2002	151,186	98.9%	22	2				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$32.19
Marketplace Shopping Center	Davis	1990	111,156	92.9%	20	3	35,018	Safeway	07/31/14	Petco / CVS	$21.28
222 Sutter	San Francisco	1908 /1984	128,595	94.1%	9	1				Loehmann's / Global Fund for Women / Mother Jones Magazine / Fluid / Craigslist	$34.07
Von's Circle Center	Long Beach	1972	148,353	96.3%	22	3	45,253	Von’s	07/31/22	Rite Aid / Ross	$16.03
Circle Center West	Long Beach	1989	64,403	97.8%	15	1				Marshalls	$21.56

TOTAL SHOPPING CENTERS CALIFORNIA (7)			1,677,678	95.9%	208	25	80,271				$20.60

CONNECTICUT (2)
Brookside Plaza**	Enfield	1985 /2006	213,274	89.7%	21	5	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart	$12.02
Copps Hill	Ridgefield	1979/2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/24	Kohl’s / Rite Aid	$12.99

TOTAL SHOPPING CENTERS CONNECTICUT (2)			397,802	93.3%	29	6	118,663				$12.49

FLORIDA (87)
Orlando / Central Florida (11)
Alafaya Commons	Orlando	1987	126,333	92.2%	26	4	54,230	Publix	11/30/13		$14.43
Alafaya Village	Orlando	1986	38,118	96.3%	15	1					$20.86
Conway Crossing	Orlando	2002	76,321	85.5%	15	4	44,271	Publix	04/30/22		$12.06
Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	—	51,512	Publix	11/01/17		$12.73

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
Property	City				Leased	Vacant	Owned sq. ft.	Name	Expiration Date
Eustis Village	Eustis	2002	156,927	94.7%	16	4	44,271	Publix	10/31/22	Beall’s Department Store	$11.00
Hunter's Creek	Orlando	1998	73,204	100.0%	10	—				Office Depot / Lifestyle Family Fitness	$13.44
Kirkman Shoppes	Orlando	1973	88,820	78.8%	24	7					$20.81
Lake Mary Centre	Orlando	1988 / 2001	340,434	95.9%	57	9	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	$12.91
Park Promenade	Orlando	1987 / 2000	128,848	68.9%	13	10				Beauty Depot / Dollar General	$7.17
Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons*	10/31/18		$8.61
								(Ross Dress For Less)
Unigold Shopping Center	Winter Park	1987	117,527	89.1%	21	5	52,500	Winn-Dixie	04/30/12		$11.00
Jacksonville / North Florida (10)
Atlantic Village	Atlantic Beach, FL	1984	100,559	87.5%	18	7	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	$10.63
Beauclerc Village	Jacksonville	1962 / 1988	68,846	89.0%	6	5				Big Lots / Goodwill / Bealls Outlet	$8.46
Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866	Publix	04/30/20		$10.98
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	7	45,500	Winn-Dixie	05/31/15	Citi Trends	$6.93
Mandarin Landing	Jacksonville	1976	139,580	76.4%	16	11	50,000	Whole Foods	12/31/23	Office Depot / Aveda Institute	$15.63
Medical & Merchants	Jacksonville	1993	156,153	96.6%	10	3	55,999	Publix	02/10/13	Memorial Hospital / Planet Fitness	$11.34
Middle Beach Shopping Center	Panama City Beach	1994	69,277	83.5%	3	6	56,077	Publix*	09/30/14		$8.68
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	151,238	87.9%	22	9	34,400	Publix*	11/30/13	Marshalls / HomeGoods	$11.75
								(Office Depot)
Oak Hill	Jacksonville	1985 / 1997	78,492	77.6%	16	4	39,795	Publix	03/11/15		$7.97
South Beach**	Jacksonville Beach	1990 / 1991	303,219	87.2%	36	15				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.02
Miami-Dade / Broward / Palm Beach (37)
Bird Ludlum	Miami	1988 / 1998	192,274	99.4%	41	1	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	$17.41
Bluffs Square	Jupiter	1986	123,917	77.2%	20	10	39,795	Publix	10/22/11	Walgreens	$13.54
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$21.50
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	96.2%	15	2				Office Depot / Walgreen's	$25.38
Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	84.9%	33	13	39,795	Publix	12/04/15	Stein Mart	$13.50
Country Walk	Miami	1985 / 2006 / 2008	100,686	96.5%	27	2	39,795	Publix	10/23/15	CVS Pharmacy	$18.99

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
Property	City				Leased	Vacant	Owned sq. ft.	Name	Expiration Date
Crossroads Square	Pembroke Pines	1973	81,587	78.5%	15	11				CVS Pharmacy / Goodwill	$17.00
CVS Plaza	Miami	2004	18,214	100.0%	6	—					$17.08
El Novillo	Miami Beach	1970 / 2000	10,000	0.0%	—	1					$0.00
Gateway Plaza	Aventura	1991	29,800	100.0%	1	—				Babies R Us	$14.31
Greenwood	Palm Springs	1982 / 1994	132,325	88.4%	32	6	50,032	Publix	12/05/14	Bealls Outlet	$13.08
Hammocks Town Center	Miami	1987 / 1993	172,806	90.8%	34	6	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	$13.37
Jonathan's Landing	Jupiter	1997	26,820	41.2%	7	5					$23.96
Lago Mar	Miami	1995	82,613	83.2%	14	8	42,323	Publix	09/13/15		$12.21
Lantana Village	Lantana	1976 / 1999	181,780	96.6%	21	4	39,473	Winn-Dixie	02/15/16	Kmart / Rite Aid* (Family Dollar)	$7.72
Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.7%	12	6				Regal Cinemas / Deal$	$10.69
Meadows	Miami	1997	75,524	95.8%	17	3	47,955	Publix	07/09/17		$14.03
Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	97.1%	25	5	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	$13.97
Oaktree Plaza	North Palm Beach	1985	23,745	72.9%	13	7					$16.67
Plaza Alegre	Miami	2003	88,411	92.4%	16	4	44,271	Publix	03/14/23	Goodwill	$15.58
Point Royale	Miami	1970 / 2000	174,875	97.8%	21	3	45,350	Winn-Dixie	02/15/15	Best Buy / Pasteur Medical	$10.62
Prosperity Centre	Palm Beach Gardens	1993	122,014	88.7%	7	3				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	$16.47
Ridge Plaza	Davie	1984 /1999	155,204	94.6%	20	7				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	$10.92
Riverside Square	Coral Springs	1987	104,241	79.9%	24	10	39,795	Publix	02/18/12		$13.32
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	92.5%	22	3	36,464	Publix	12/15/14	Walgreens / Dollar Tree	$10.20
Sheridan Plaza	Hollywood	1973 / 1991	508,455	99.0%	61	4	65,537	Publix	10/09/11	Kohl’s / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	$15.06
Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	9	8	51,420	Publix	02/29/20		$12.23
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	84.8%	29	11	47,814	Publix	06/14/15		$16.00

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	281,943	96.1%	44	3	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	$16.83
Sunrise Town Center	Fort Lauderdale	1989	128,124	82.3%	14	10				L.A. Fitness / Office Depot	$10.92
Tamarac Town Square	Tamarac	1987	124,585	76.9%	24	15	37,764	Publix	12/15/14	Dollar Tree	$10.88

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
Property	City				Leased	Vacant	Owned sq. ft.	Name	Expiration Date
Veranda Shoppes	Plantation	2007	44,888	97.3%	8	1	28,800	Publix	04/30/27		$24.43
Waterstone	Homestead	2005	61,000	97.1%	9	1	45,600	Publix	07/31/25		$14.89
West Bird	Miami	1977 /2000	99,864	91.2%	24	4	37,949	Publix	08/31/20	CVS Pharmacy	$12.87
West Lakes Plaza	Miami	1984 /2000	100,747	100.0%	27	—	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	$13.47
Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/22		$17.45
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	$14.25
Florida Treasure / Northeast Coast (8)
Cashmere Corners	Port St. Lucie	2001	89,234	94.7%	13	3	59,448	Albertsons	04/30/25		$8.42
New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	—	42,112	Publix	09/30/12	Bealls Outlet	$12.19
Old King Commons	Palm Coast	1988	84,759	89.7%	15	4				Wal-Mart	$8.04
Ryanwood	Vero Beach	1987	114,925	89.9%	26	6	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	$11.27
Salerno Village	Stuart	1987	82,477	88.6%	13	7	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	$10.63
Shops at St. Lucie	Port St. Lucie	2006	19,361	84.6%	8	2					$21.82
South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		$15.62
Treasure Coast	Vero Beach	1983	133,781	96.9%	21	2	59,450	Publix	07/31/26	TJ Maxx	$11.96
Tampa / St. Petersburg / Venice / Cape Coral / Naples (21)
Bay Pointe Plaza	St. Petersburg	1984 /2002	103,986	92.5%	17	6	52,610	Publix	11/30/21	Bealls Outlet	$10.39
Carrollwood	Tampa	1970 /2002	94,203	91.4%	31	7	27,887	Publix	11/30/22	Golf Locker	$12.81
Charlotte Square	Port Charlotte	1980	96,188	67.3%	10	15	44,024	Publix* (American Signature Furniture)	01/31/13	Seafood Buffet	$5.32
Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		$11.80
Dolphin Village	St. Petersburg	1967/1990	136,224	81.5%	28	16	33,238	Publix	11/07/13	Dollar Tree, CVS	$13.01
Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$18.06
Lake St. Charles	Tampa	1999	57,015	100.0%	8	—	46,295	Sweet Bay	06/30/19		$10.45
Lutz Lake	Lutz	2002	64,985	86.1%	9	6	44,270	Publix	05/31/22		$12.84
Marco Town Center	Marco Island	2001	109,830	91.7%	36	5	27,887	Publix	01/31/18		$17.15
Mariners Crossing	Spring Hill	1989 /1999	97,812	98.2%	17	1	48,315	Sweet Bay	08/15/20		$9.26

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					Leased	Vacant	Owned sq. ft.	Name	Expiration Date
Midpoint Center	Cape Coral	2002	75,386	100.0%	10	—	60,667	Publix	10/31/22		$12.40
Regency Crossing	Port Richey	1986 /2001	85,864	81.6%	13	12	44,270	Publix	02/28/21		$10.36
Ross Plaza	Tampa	1984 /1996	90,826	91.3%	18	5				Ross Dress for Less / Deal$	$12.38
Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		$10.48
Shoppes of North Port	North Port	1991	84,705	92.2%	17	4	48,890	Publix	12/11/11	Bealls Outlet	$10.27
Summerlin Square	Fort Myers	1986 / 1998	109,156	49.1%	4	24	45,500	Winn-Dixie	06/04/16		$7.99
Sunlake	Tampa	2008	89,516	85.6%	15	9	45,600	Publix	12/31/28		$16.97
Sunpoint Shopping Center	Ruskin	1984	132,374	65.5%	16	9				Goodwill / Ozzie’s Buffet / Big Lots / Chapter 13 Trustee	$8.68
Venice Plaza	Venice	1971 /1979 / 1999	132,345	98.0%	13	3	42,582	Sweet Bay	09/30/18	TJ Maxx	$6.30
Venice Shopping Center	Venice	1968 / 2000	109,801	85.9%	12	2	44,271	Publix	12/31/26	Beall's Outlet	$5.69
Walden Woods	Plant City	1985 /1998 / 2003	75,874	94.4%	13	3				Dollar Tree / Aaron Rents / Dollar General	$8.28

TOTAL SHOPPING CENTERS FLORIDA (87)			9,506,534	89.8%	1,541	460	2,824,945				$12.81

GEORGIA (33)
Atlanta (24)
BridgeMill	Canton	2000	89,102	87.4%	23	7	37,888	Publix	01/31/20		$15.29
Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$20.49
Butler Creek	Acworth	1990	95,597	84.5%	15	5	59,997	Kroger	01/31/18		$10.48
Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	26	1	37,366	Publix	05/31/24		$17.51
Commerce Crossing	Commerce	1988	100,668	26.5%	5	6				Fred’s Store	$5.54
Douglas Commons	Douglasville	1988	97,027	98.9%	17	1	59,431	Kroger	08/31/13		$10.87
Fairview Oaks	Ellenwood	1997	77,052	89.4%	12	2	54,498	Kroger	09/30/16		$10.49
Freehome Village	Canton	2003	74,340	72.2%	6	11	44,840	Publix	12/31/23		$12.31
Golden Park Village	Buford	2000	68,738	78.7%	7	6	44,270	Publix	02/29/20		$10.85
Governors Town Square	Acworth	2005	68,658	100.0%	13	—	44,840	Publix	02/28/25		$14.08
Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086	Kroger	06/30/16		$11.51

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					Leased	Vacant	Owned sq. ft.	Name	Expiration Date
Hairston Center	Decatur	2000	13,000	46.2%	4	5					$9.40
Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/22		$11.35
Keith Bridge Commons	Atlanta	2002	94,886	87.0%	14	7	54,139	Kroger	08/10/22		$12.93
Mableton Crossing	Mableton	1997	86,819	96.7%	14	2	63,419	Kroger	08/31/17		$10.27
Macland Pointe	Marietta	1992-93	79,699	95.5%	16	1	55,999	Publix	12/29/12		$10.31
Market Place	Norcross	1976	77,706	94.4%	20	4				Galaxy Cinema	$12.54
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.0%	24	4	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	$17.21
Powers Ferry Plaza	Marietta	1979 /1987 / 1998	86,473	88.5%	20	5				Micro Center	$9.74
Salem Road Station	Atlanta	2000	67,270	90.3%	11	5	44,270	Publix	09/30/20		$11.63
Shops of Huntcrest	Lawrenceville	2003	97,040	86.2%	18	7	54,340	Publix	01/31/23		$13.41
Shops of Westridge	McDonough	2006	66,297	74.7%	9	9	38,997	Publix	04/30/26		$13.53
Wesley Chapel	Decatur	1989	164,153	86.8%	19	9				Corinthian College / Little Giant/ Deal$ / Planet Fitness	$5.75
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	62.7%	18	9					$21.86
Central / South Georgia (9)
Daniel Village	Augusta	1956 / 1997	171,932	85.0%	28	11	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$8.86
Dublin Village	Dublin	2005	98,540	92.5%	12	5	70,225	Kroger	08/03/25		$6.73
Grayson Village	Loganville	2002	83,155	72.6%	11	12	44,271	Publix	01/31/22		$11.35
Loganville Town Center	Loganville	1997	77,661	85.0%	9	6	51,420	Publix	08/01/17		$11.49
McAlpin Square	Savannah	1979	173,952	98.6%	23	1	43,600	Kroger	08/31/15	Big Lots / Post Office / Habitat for Humanity	$7.58
Spalding Village	Griffin	1989	235,318	63.5%	18	10	59,431	Kroger	05/31/14	Fred’s Store / Goodwill	$7.62
The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		$14.41
Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		$9.99
Wilmington Island Shopping Center	Wilmington Island	1985 /1998 / 2003	87,818	69.6%	12	11	42,156	Kroger	09/16/18		$12.68

TOTAL SHOPPING CENTERS GEORGIA (33)			3,259,853	85.5%	488	177	1,308,371				$11.98

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year	Total		Nunber		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
LOUISIANA (13)
Ambassador Row	Lafayette	1980 /1991	187,678	97.4%	23	2				Conn's Appliances /Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$7.67
Ambassador Row Courtyard	Lafayette	1986 /1991 /2005	146,697	99.0%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.26
Bluebonnet Village	Baton Rouge	1983	101,623	92.3%	20	6	33,387	Matherne's	11/30/15	Office Depot	$11.32
Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$8.56
Country Club Plaza	Slidell	1982 / 1994	64,686	92.1%	8	2	33,387	Winn-Dixie	01/31/13		$6.21
Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	$5.84
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Home Décor	$9.92
Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	—					NA
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	06/30/15	Fred's Store	$4.42
Sherwood South	Baton Rouge	1972 / 1988 /1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	$6.35
Siegen Village	Baton Rouge	1988	170,416	96.8%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.16
Tarpon Heights	Galliano	1982	56,605	84.3%	8	1				Stage / Dollar General	$5.33
Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	$7.72

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,522,556	96.3%	167	19	153,298				$8.18

MARYLAND (1)
South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	—				Ross Dress For Less / Best Buy /Old Navy /Petco	$17.79

TOTAL SHOPPING CENTERS MARYLAND (1)			92,335	100.0%	9	—	—				$17.79

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	01/02/16		$30.25
Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw's	01/01/16		$26.84
Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw's	01/01/16		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	01/02/16		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	01/01/26		$22.89
Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	—	56,766	Shaw's	02/28/23	K Mart	$8.22

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					Leased	Vacant	Owned sq.ft.	Name	Expiration Date
West Roxbury Shaw’s Plaza	West Roxbury	1973 /1995/ 2006	76,316	92.9%	9	4	54,928	Shaw’s	01/02/16		$25.48

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	29	4	434,532				$18.66

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	98.2%	7	1				Big Lots /Buffalo Wild Wings	$7.12

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	98.2%	7	1	—				$7.12

NEW YORK (1)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	01/31/19		$41.66

TOTAL SHOPPING CENTERS NEW YORK (1)			25,350	100.0%	1	—	25,350				$41.66

NORTH CAROLINA (12)
Brawley Commons	Charlotte	1997 / 1998	119,189	74.2%	23	16	42,142	Lowe’s Foods	05/13/17	Rite Aid	$11.61
Carolina Pavilion	Charlotte	1996	731,678	96.9%	23	3				AMC Theatres /Value City Furniture /Old Navy /Ross Dress For Less /Sports Authority / Babies 'R Us /Michaels Crafts /Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market /Gregg Appliances /Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's / Buy Buy Baby /Nordstrom Rack	$10.33
Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burkes Outlet Stores	$5.79
Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	$15.67
Galleria	Wrightsville Beach	1986 / 1990	92,114	76.4%	27	9	28,000	Harris Teeter*	04/05/11		$9.79
Parkwest Crossing	Durham	1990	85,602	91.6%	14	3	38,052	Food Lion	12/14/15		$10.52
Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$7.82
Salisbury Marketplace	Salisbury	1987	79,732	75.9%	12	8	31,762	Food Lion	02/12/23		$10.89
Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	$9.81
Thomasville Commons	Thomasville	1991	148,754	90.8%	8	6	32,000	Ingles	09/29/12	Kmart	$5.50
Willowdaile Shopping Center	Durham	1986	95,601	83.0%	16	9				Hall of Fitness / Ollie's Bargain Outlet	$5.73
Whitaker Square	Winston-Salem	1996	82,760	100.0%	13	—	51,890	Harris Teeter	02/11/16	Rugged Wearhouse	$12.66

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,815,058	91.6%	180	65	312,312				$9.38

SOUTH CAROLINA (7)

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built/	Sq. Ft.	Percent	of Tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	Sq. ft.	Name	Date	Other anchor tenants	per leased SF
Belfair Towne Village	Bluffton	2000 /2003 /2006	166,639	89.7%	28	6	55,696	Kroger	10/31/19	Stein Mart	$13.54
Lancaster Plaza	Lancaster	1971 /1990	77,400	57.1%	2	3	19,200	Bi-Lo	09/30/15	Tractor Supply	$3.67
Lancaster Shopping Center	Lancaster	1963 /1987	29,047	17.2%	1	1					$6.49
Milestone Plaza	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		$14.98
North Village Center	North Myrtle Beach	1984	60,356	70.3%	6	7				Dollar General /Goodwill	$3.73
Windy Hill	North Myrtle Beach	1968 /1988 /2006	68,465	94.2%	2	3				Rose's Store /Citi Trends	$4.96
Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		$10.66

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			559,683	82.2%	57	22	181,890				$10.26

TENNESSEE (1)
Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		$13.99

TOTAL SHOPPING CENTERS TENNESSEE (1)			70,203	95.6%	14	2	45,600				$13.99

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	96.9%	12	2	32,000	Ingles	09/25/15	Wal-Mart	$5.95

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	96.9%	12	2	32,000				$5.95

TOTAL CORE SHOPPING CENTER PORTFOLIO (177)			20,131,147	90.3%	2,793	812	5,564,744				$12.85

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built/	Sq. Ft.	Percent	of Tenants		Owned		Expiration	Other anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	Sq. ft.	Name	Date	tenants	per leased SF
OTHER PROPERTIES (9)
4101 South I-85 Industrial	Charlotte, NC	1956 /1963	188,513	38.0%	2	7				Bromley Pallet
Banco Popular Office Building	Miami, FL	1971	32,737	82.9%	15	4
Laurel Walk Apartments	Charlotte, NC	1985	106,480	94.4%	93	5
Mandarin Mini-Storage	Jacksonville, FL	1982	52,420	63.5%	331	215
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	—	1
Providence Square	Charlotte, NC	1973	85,930	19.6%	8	17
595 Colorado	Pasadena, CA	1927 /2002	85,860	85.2%	76	14				Bank of the West
Park Plaza	Sacramento, CA	1982	72,649	91.2%	12	2				California Bankers Assoc. / Global Crossing
Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	90.2%	46	8

TOTAL OTHER PROPERTIES (9)			702,388	64.9%	583	273	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (186)			20,833,535	89.4%	3,376	1,085	5,564,744

DEVELOPMENTS, REDEVELOPMENTS & LAND (15)
Developments (2)	Various -See Schedule on Page 35.
Redevelopments (7)	Various -See Schedule on Page 35.
Land Held for Development (6)	Various
TOTAL CONSOLIDATED - 201 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.

REAL ESTATE ACQUISITIONS AND DISPOSITIONS

For the three months ended March 31, 2011 (unaudited)

(in thousands)

2011 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet	Purchase Price (1)	Mortgage Assumed
March 16, 2011	Von's Circle Center	Long Beach	CA	148,353	$37,000	$11,529
March 15, 2011	Circle Center West	Long Beach	CA	64,403	20,000	—
January 4, 2011	Capital & Counties(1)	Various	CA	2,491,663	504,900	171,931

Total					$561,900	$183,460

(1)	Does not include properties owned through joint ventures. The purchase price represents fair value as determined by independent third party valuations.

EQUITY ONE, INC.

REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS

As of March 31, 2011 (unaudited)

(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 3/31/11	Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store/Nordstrom Rack/Trader Joe's	2013	$130,000	$130,000	$31,500	$98,500
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	2Q12	8,672	5,197	8,084	588
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,392	8,513

Subtotal		410,997	410,997			$150,577	$145,352	$42,976	$107,601
Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise/CVS	1Q14	7,255	7,255	307	6,948
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	3Q13	8,661	8,661	73	8,588
Paulding Commons	Hiram, GA	74,732	192,391	Academy Sports	3Q12	5,915	5,915	35	5,880
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821	4,821	171	4,650
Pine Island	Davie, FL	86,156	254,907	Burlington Coat Factory	2Q12	1,377	1,377	255	1,122
Pine Ridge	Coral Springs, FL	30,660	114,948	Marshalls/Fresh Market/Bed Bath & Beyond	3Q12	3,453	3,453	30	3,423
Westbury	Westbury, NY	31,000	398,602	Costco/Marshalls/Sports Authority/Walmart	1Q12	1,500	1,500	—	1,500

Subtotal		353,823	1,329,153			$32,982	$32,982	$871	$32,111

Total Development Activity		764,820	1,740,150			$183,559	$178,334	$43,847	$139,712

Project notes

(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
(3)	Remaining costs to complete represent small-shop and build-to-suit costs.
*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of March 31, 2011 (unaudited)

(in thousands)

Debt Instrument	Maturity Date	Rate (1)	Mar 31, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Mortgage debt
Forest Village	04/01/11	7.270%	—	4,065	0.0%
Boca Village	05/01/11	7.200%	—	7,515	0.0%
MacLand Pointe	05/01/11	7.250%	—	5,311	0.0%
Pine Ridge Square	05/01/11	7.020%	—	6,636	0.0%
Sawgrass Promenade	05/01/11	7.200%	—	7,515	0.0%
Lake Mary Centre	11/01/11	7.250%	22,214	22,321	1.5%
Lake St. Charles	11/01/11	7.130%	3,500	3,517	0.2%
Belfair Towne Village	12/01/11	7.320%	9,571	9,651	0.7%
Marco Town Center	01/01/12	6.700%	7,336	7,398	0.5%
Riverside Square	03/01/12	9.187%	6,662	6,710	0.5%
Hammocks Town Center	06/01/12	6.950%	11,576	11,631	0.8%
Plaza Escuela	10/11/12	6.800%	37,581	—	2.6%
Cashmere Corners	11/01/12	5.880%	4,338	4,376	0.3%
Eastwood	11/01/12	5.880%	5,170	5,215	0.4%
Meadows Shopping Center	11/01/12	5.870%	5,432	5,479	0.4%
Salem Road Station	11/11/12	6.000%	5,702	5,732	0.4%
Lutz Lake Crossing	01/01/13	6.280%	7,203	7,229	0.5%
Pablo Plaza	04/11/13	5.814%	7,426	7,466	0.5%
West Bird Plaza	04/11/13	5.814%	8,354	8,399	0.6%
Brawley Commons	07/01/13	6.250%	6,690	6,712	0.5%
Midpoint Center	07/10/13	5.770%	5,958	6,008	0.4%
Buckhead Station(6)	09/01/13	6.880%	25,404	25,576	1.7%
Keith Bridge Commons	10/11/13	4.800%	8,510	8,561	0.6%
Alafaya Village	11/11/13	5.990%	3,815	3,834	0.3%
Summerlin Square	02/01/14	6.750%	1,402	1,510	0.1%
Sunrise Town Center	04/30/14	5.690%	10,029	10,084	0.7%
South Point	07/10/14	5.720%	7,342	7,398	0.5%
The Vineyards	07/11/14	5.880%	9,615	9,662	0.7%
595 Colorado	12/01/14	5.900%	12,434	—	0.9%
Golden Park Village	01/11/15	5.250%	7,167	7,204	0.5%
Grayson Village	01/11/15	5.210%	9,586	9,635	0.7%
The Shops at Lake Tuscaloosa	01/11/15	5.450%	6,975	7,010	0.5%
Bird Ludlum	02/15/15	7.680%	4,642	4,893	0.3%
Davis Marketplace	02/19/15	6.250%	16,527	—	1.1%
Treasure Coast Plaza	04/01/15	8.000%	2,244	2,359	0.2%
Eustis Village	05/11/15	5.450%	13,036	13,095	0.9%

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of March 31, 2011 (unaudited)

(in thousands)

Debt Instrument	Maturity Date		Rate (1)		Mar 31, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Governors Town Center	06/01/15		5.200%		10,164	10,216	0.7%
Shoppes of Silverlakes I	07/01/15		7.750%		1,338	1,403	0.1%
Freehome Village	07/11/15		5.150%		9,657	9,706	0.7%
Loganville Town Center	08/11/15		4.890%		9,846	9,897	0.7%
Country Walk Plaza	11/01/15		5.220%		13,437	13,485	0.9%
Wilmington Island	11/11/15		5.050%		9,337	9,384	0.6%
South Plaza Shopping Center	01/11/16		5.420%		16,441	16,518	1.1%
Glengary Shoppes	06/11/16		5.750%		16,511	16,573	1.1%
Magnolia Shoppes	07/11/16		6.160%		14,203	14,260	1.0%
222 Sutter Street	09/15/16		5.390%		27,809	—	1.9%
Willows Shoping Center	10/11/16		5.900%		56,000	—	3.8%
Grassland Crossing	12/01/16		7.865%		4,507	4,574	0.3%
Dublin Village	12/11/16		5.780%		6,682	6,705	0.5%
Greensboro Village	02/11/17		5.520%		9,610	9,652	0.7%
Whitaker Square	12/01/17		6.320%		9,617	9,646	0.7%
Mableton Crossing	08/15/18		6.850%		3,298	3,335	0.2%
Sheridan Plaza	10/10/18		6.250%		63,075	63,288	4.3%
Danville-San Ramon Medical	03/15/19		6.900%		13,700	—	0.9%
1175 Third Avenue	05/01/19		7.000%		7,376	7,426	0.5%
Park Plaza	11/15/19		7.100%		7,399	—	0.5%
BridgeMill	05/05/21		7.940%		8,043	8,111	0.6%
Westport Plaza	08/01/23		7.490%		4,158	4,194	0.3%
Chastain Square	02/28/24		6.500%		3,052	3,089	0.2%
Daniel Village	02/28/24		6.500%		3,336	3,377	0.2%
Douglas Commons	02/28/24		6.500%		3,975	4,023	0.3%
Fairview Oaks	02/28/24		6.500%		3,762	3,808	0.3%
Madison Centre	02/28/24		6.500%		3,052	3,089	0.2%
Paulding Commons	02/28/24		6.500%		5,182	5,245	0.4%
Siegen Village	02/28/24		6.500%		3,372	3,413	0.2%
Wesley Chapel Crossing	02/28/24		6.500%		2,662	2,694	0.2%
Webster Plaza	08/15/24		8.070%		7,430	7,478	0.5%
Vons Circle Center	10/10/28		5.200%		11,529	—	0.8%
Copps Hill Plaza	01/01/29		6.060%		19,215	19,364	1.3%

Total mortgage debt (64 loans outstanding)	4.67	(2)	6.08	%(3)	$682,217	$533,660	46.8%
Unamortized/unaccreted premium/(discount)					(14,155)	(19,168)	(1.0%)

Total mortgage debt (including unamortized/unaccreted premium/(discount))					$668,062	$514,492	45.8%

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of March 31, 2011 (unaudited)

(in thousands)

Debt Instrument	Maturity Date		Rate (1)		Mar 31, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12		7.840%		$10,000	$10,000	0.7%
6.25% senior notes	12/15/14		6.250%		250,000	250,000	17.0%
5.375% senior notes	10/15/15		5.375%		107,505	107,505	7.3%
6.00% senior notes	09/15/16		6.000%		105,230	105,230	7.2%
6.25% senior notes	01/15/17		6.250%		101,403	101,403	6.8%
6.00% senior notes	09/15/17		6.000%		116,998	116,998	7.9%

Total unsecured senior notes payable	4.96	(2)	6.06	%(3)	$691,136	$691,136	46.9%
Unamortized/unaccreted premium/(discount)					(2,655)	(2,755)	(0.3%)

Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))					$688,481	$688,381	46.6%

Revolving credit facilities

$400MM Wells Fargo Unsecured	10/17/2011	(4)	1.720%		$113,500	$—	7.6%
$15MM City National Bank Unsecured	05/09/11		N/A		—	—	0.0%

Total revolving credit facilities					$113,500	$—	7.6%

Total debt(5)	4.82	(2)	4.77%		$1,486,853	$1,224,796	101.3%
Unamortized/unaccreted premium/(discount)					(16,810)	(21,923)	(1.3%)

Total debt (including net interest premium/discount)					$1,470,043	$1,202,873	100.0%

Senior Unsecured Debt Ratings
Moody's					Baa3 (Stable)	Baa3 (Stable)
S&P					BBB-(Negative)	BBB-(Stable)

(1)	The rate in effect on March 31, 2011.
(2)	Weighted average maturity in years excludes $113.5M revolving credit facility expiring on October 17, 2011.
(3)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.
(4)	Option to extend 1 year.
(5)	Total debt percentage of 101.3% is greater than 100% due to unamortized discount of $16.8M.
(6)	Option to extend in-place mortgage to 9-1-2028.

EQUITY ONE, INC.

JOINT VENTURE UNCONSOLIDATED FINANCIAL SUMMARY

As of March 31, 2011 (unaudited)

(in thousands)

Legal Name	Co-Investment Partner	Property Name	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense	Net Income/ (Loss)
GV&I VI South Florida Portfolio SPE LLC	DRA Advisors	Various	20.0%	Retail/Office	$54,428	$36,545	$15,126	$1,433	$711	$540	$599	$(417)
Talega Village Center JV, LLC	Vestar	Talega Village	50.5%	Retail	$19,947	$11,667	$7,796	$547	$177	$100	$205	$43
Vernola Marketplace JV, LLC	Vestar	Vernola Marketplace	50.5%	Retail	$40,004	$23,333	$16,240	$1,066	$385	$216	$302	$154
GRI-EQY I LLC	GRI	Various	10.0%	Retail	$257,941	$140,272	$99,680	$5,815	$1,841	$1,463	$2,252	$259
Parnassus Heights Medical Center	Rider Group	Parnassus Medical Center	50.0%	Office	$45,450	$16,553	$27,971	$1,194	$218	$397	$260	$319
Pacific Financial Center, LLC	Individual Investors	Pacific Financial Center	50.0%	Office	$41,799	$19,376	$17,762	$1,394	$767	$—	$205	$367
621 Colorado Associates, LLC	Shea Trio Pasadena	Trio Apartments	50.0%	Multi Family	$105,853	$63,294	$37,366	$1,874	$408	$—	$815	$395

Note: Amounts shown above reflect 100% of the venture balance sheet and income statement line items.

EQUITY ONE, INC.

UNCONSOLIDATED PROPERTY STATUS REPORT

As of March 31, 2011 (unaudited)

								Number of tenant		Supermarket anchor
Property	JV	EQY Ownership %	Type	City	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Airpark Plaza Shopping Center	GRI	10%	Retail	Miami	1971 /1998 / 2004 /2008	172,093	94.3%	32	5	30,000	Publix	10/31/24	Home Depot Expo*/Office Depot	$14.32
Concord Shopping Plaza	GRI	10%	Retail	Miami	1962 /1992 /1993	298,142	98.4%	22	2	78,000	Winn-Dixie	09/30/14	Home Depot /Big Lots /Dollar Tree	10.55
Presidential Markets	GRI	10%	Retail	Snellville	1993 / 2000	396,432	95.6%	34	3	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	11.22
Shoppes of Ibis	GRI	10%	Retail	West Palm Beach	1999	79,420	92.9%	15	3	51,420	Publix	05/31/19		11.72
Shoppes at Quail Roost	GRI	10%	Retail	Miami	2005	73,550	90.5%	14	6	44,840	Publix	06/30/25		14.54
Shoppes of Sunset	GRI	10%	Retail	Miami	1979	21,784	73.2%	12	5					23.25
Shoppes of Sunset II	GRI	10%	Retail	Miami	1980	27,676	57.7%	11	6					19.41
Sparkleberry Square	GRI	10%	Retail	Columbia	1997 /2004	154,217	100.0%	10	—				Petsmart /Bed Bath and Beyond /Pier 1 Imports / Ross Dress for Less /Best Buy	10.91
Sparkleberry Kohl’s	GRI	10%	Retail	Columbia	1997 /2004	85,961	100.0%	1	—				Kohl’s	7.74
Sparkleberry Kroger	GRI	10%	Retail	Columbia	1997 /2004	98,623	89.5%	11	3	67,943	Kroger	08/31/17		12.05
1900/2000 Offices	DRA	20%	Office	Boca Raton	1979 / 1982 / 1986 /2007	117,640	63.7%	22	8				RN Network	$16.66
Penn Dutch Plaza	DRA	20.0%	Retail	Margate	1989	155,628	89.0%	14	8	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	5.51
Plantation Marketplace	DRA	20.0%	Retail	Plantation	1963 /1998	230,330	68.9%	26	13	43,386	Winn-Dixie	11/05/14	Beall’s / Just Fit / Big Lots / CVS	10.40
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	91.8%	24	6	46,000	Ralph's	12/31/27		17.77
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	90.6%	29	9				PetCo / Ross / Bed Bath & Beyond / Michael's / Lowe's	10.82
Parnassus	CSC	50.0%	Medical Office	San Francisco	1968	146,046	99.8%	52	1					26.44
Trio Apartments	CSC	50.0%	Multi-family	Pasadena	2005	284,989	93.7%	296	14					26.87
Pacific Financial	CSC	50.0%	Office	Los Angeles	1973	212,933	91.1%	37	4					23.73

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (18)						3,040,709		662	96	488,093				$14.63

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC

As of March 31, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)		Mar 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt

Floating rate loan (2)	10%	07/01/13		LIBOR + 1.95%		$120,000	$120,000
Sparkleberry Square (Kohl’s)	10%	11/01/12		6.17%		5,697	5,732
Sparkleberry Square (Kroger)	10%	06/30/20		6.75%		5,665	5,775

Total mortgage debt		2.36	(3)	6.53	%(4)	$131,362	$131,507
Net interest premium/(discount)						(488)	(498)

Total mortgage debt (including net interest premium/discount)						$130,874	$131,009

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13		4.40%		$9,396	$10,212

Total debt (including net interest premium/discount)						$140,270	$141,221

Equity One’s pro-rata share of unconsolidated debt	10%					$14,027	$14,122

(1)	The rate in effect on March 31, 2011.
(2)	Mortgage encumbers Airpark Plaza, Concord, IBIS, Presidential Markets, Quail Roost, and Sparkleberry Square. The full balance has been swapped to a fixed rate of 6.35%
(3)	Weighted average maturity in years.
(4)	Weighted average interest rate is calculated based on term to maturity and includes scheduled principal amortization.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC

As of March 31, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)	Mar 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt

Fixed rate loan	20%	11/11/14		5.56%	$37,146	$37,330
Net interest premium/(discount)	—	—			(601)	(647)

Total mortgage debt		3.61	(2)	5.56%	$36,545	$36,683

Equity One’s pro-rata share of unconsolidated debt	20%				$7,309	$7,337

(1)	The rate in effect on March 31, 2011.
(2)	Weighted average maturity in years.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - EQY-CSC, LLC.

As of March 31, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)		Mar 31, 2011 Balance
Mortgage debt

621 Colorado Associates, LLC (Trio Apartments)	50%	11/1/2016	(2)	5.50%		63,294
Pacific Financial Center LLC	50%	08/10/13		6.36%		19,376
Parnassus Heights Medical Center	50%	03/15/28		6.25%		16,553

Total mortgage debt		6.86	(3)	5.66	% (4)	$99,223
Net interest premium/(discount)						3,668

Total mortgage debt (including net interest premium/discount)						$102,891

Equity One’s pro-rata share of unconsolidated debt	50%					$51,445

(1)	The rate in effect on March 31, 2011.
(2)	“The Initial Maturity Date” is subject to an automatic extension if no “Event of Default” occurs in which case the maturity is November 17, 2017.
(3)	Weighted average maturity in years.
(4)	Weighted average interest rate is calculated based on term to maturity and includes scheduled principal amortization.